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                                                                   EXHIBIT 10.27


                               FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

          This Fourth Amendment to Amended and Restated Credit Agreement (this "Amendment") dated as of March 24, 1998 is among COSTILLA ENERGY, INC., a Delaware corporation (the "Borrower"), the banks named on the signature pages hereto (together with their respective successors and assigns in such capacity, the "Banks"), BANKERS TRUST COMPANY, as agent for the Banks (together with its successors and assigns in such capacity, the "Agent") and UNION BANK OF CALIFORNIA, N.A., as co-agent for the Banks (together with its successors and assigns in such capacity, the "Co-Agent").

                              PRELIMINARY STATEMENT

          A. The Borrower and the Bank Group have entered into that certain Amended and Restated Credit Agreement dated as of August 28, 1997 as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 30, 1997, that certain Second Amendment to Amended and Restated Credit Agreement dated as of January 14, 1998 and that certain Third Amendment to Amended and Restated Credit Agreement dated as of February 26, 1998 (as so amended, the "Credit Agreement").

          B. The Borrower and the Bank Group desire to further amend the Credit Agreement as set forth herein.

          NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

          Section 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

          Section 2. Amendments. The Credit Agreement is hereby amended as follows:

          a. The second sentence of Section 2.04(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "During the period from and after March 24, 1998 until the Borrowing Base is redetermined in accordance with this Section, the amount of the Borrowing Base shall be $40,000,000."

          b. Section 6.09(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

             "(c) the purchase of not more than 500,000 shares of the Borrower's common stock"

          Section 3. Waiver. The Bank Group hereby waives compliance by the Borrower with Section 6.05 of the Credit Agreement for the calendar quarter ending December 31, 1997. This waiver of Section 6.05 of the Credit Agreement is limited to the above described time period and shall not be



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construed as a waiver of any provision of the Credit Agreement with respect to any other matter or as a waiver of any other Default or Event of Default under the Credit Agreement. The Bank Group reserves the right to exercise any rights or remedies with respect to any such other current or future Default or Event of Default under the Credit Agreement.

          Section 4. Ratification. The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents. All references in the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby and as the same may be amended, supplemented, restated or otherwise modified and in effect from time to time in the future.

          Section 5. Effectiveness. This Amendment shall become effective upon the execution of this Amendment by all parties hereto. This Amendment may be executed in separate counterparts, all of which constitute one and the same instrument.

          Section 6. Representations and Warranties. The Borrower hereby represents and warrants to the Bank Group that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower, (b) each of the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms except, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity, (c) the representations and warranties by the Borrower contained in the Credit Agreement as amended hereby and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, (d) no Default or Event of Default exists under the Credit Agreement (as amended hereby) or any of the other Loan Documents.

          Section 7. Choice of Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

          Section 8. Final Agreement. THE CREDIT AGREEMENT (AS AMENDED HEREBY) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.


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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by its officers thereunto duly authorized as of the date first above written.

                                      COSTILLA ENERGY, INC.


                                      By: /s/ BOBBY W. PAGE
                                         ---------------------------------------
                                      Name:   Bobby W. Page
                                           -------------------------------------
                                      Title:  Senior Vice Presidient
                                            ------------------------------------

                                      BANKERS TRUST COMPANY,
                                         as Agent and Bank


                                      By: /s/ MARCUS M. TARKINGTON
                                         ---------------------------------------
                                      Name:   Marcus M. Tarkington
                                           -------------------------------------
                                      Title:  Principal
                                            ------------------------------------


                                      UNION BANK OF CALIFORNIA, N.A.,
                                         as Co-Agent and Bank

                                      By: /s/ DUSTIN GASPARI
                                         ---------------------------------------
                                      Name:   Dustin Gaspari
                                           -------------------------------------
                                      Title:  Assistant Vice President
                                            ------------------------------------


                                      By: /s/ TONY R. WEBER
                                         ---------------------------------------
                                      Name:   Tony R. Weber
                                           -------------------------------------
                                      Title:  Senior Vice President/Manager
                                            ------------------------------------


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                                      DEN NORSKE BANK ASA,
                                         as Bank


                                      By: /s/ CHARLES E. HALL
                                         ---------------------------------------
                                      Name:   Charles E. Hall
                                           -------------------------------------
                                      Title:  Senior Vice President
                                            ------------------------------------


                                      By: /s/ WILLIAM V. MOYER
                                         ---------------------------------------
                                      Name:   William V. Moyer
                                           -------------------------------------
                                      Title:  First Vice President
                                            ------------------------------------


                                      TORONTO DOMINION (Texas), Inc.,
                                         as Bank

                                      By: /s/ DAVID G. PARKER
                                         ---------------------------------------
                                      Name:   David G. Parker
                                           -------------------------------------
                                      Title:  Vice President
                                            ------------------------------------


                                      WELLS FARGO BANK (Texas), NA.,
                                         as Bank

                                      By: /s/ LESTER J.N. KELIHER
                                         ---------------------------------------
                                      Name:   Lester J.N. Keliher
                                           -------------------------------------
                                      Title:  Vice President
                                            ------------------------------------




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